                                                                   EXHIBIT 24.1
                                                                   ------------


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Sinter Metals, Inc., a Delaware corporation, hereby constitutes and appoints Joseph W. Carreras and Christopher M. Kelly, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                 Executed as of this 28th day of February 1997.



/s/ Joseph W. Carreras                       /s/ Mary Lynn Putney
-------------------------------------        ----------------------------------
Joseph W. Carreras                           Mary Lynn Putney
Chairman of the Board and Chief              Director
Executive Officer (Principal
Executive Officer)


/s/ Michael T. Kestner                       /s/ William H. Roj
-------------------------------------        ----------------------------------
Michael T. Kestner                           William H. Roj
Vice President, Chief Financial              Director
Officer and Secretary (Principal
Financial Officer and Principal
Accounting Officer)


/s/ Donald L. LeVault
------------------------------------         -----------------------------------
Donald L. LeVault                            Charles E. Volpe
President and Director                       Director

                                              /s/ David Y. Howe
------------------------------------         ----------------------------------
E. Joseph Hochreiter                         David Y. Howe
Director                                     Director

                                                                   EXHIBIT 24.1
                                                                   ------------


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that Sinter Metals, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Joseph
W. Carreras, Christopher M. Kelly, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the Corporation and in the name, place and stead of the Corporation, to sign on behalf of the Corporation an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Executed as of this 28th day of February 1997.




                                                  SINTER METALS, INC.



                                               By:/s/ Joseph W. Carreras
                                               ------------------------------
                                                  Joseph W. Carreras
                                                  Chairman of the Board and
                                                  Chief Executive Officer